Exhibit 10(q)

                             AMENDMENT NO. 2 TO THE
                          MINN-DAK FARMERS COOPERATIVE
                                  PENSION PLAN

         Minn-Dak Farmers Cooperative, a North Dakota cooperative association, pursuant to the power of amendment reserved to it in Section 9.1 of the Minn-Dak Farmers Cooperative Pension Plan, hereby adopts and publishes this Amendment No. 2 to said Plan, effective as of September 1, 2000.

         Article 1: Section 4.1(b)(i) shall be removed and replaced by adding the following new section 4.1(b)(i):


         "(i) one point one five percent (1.15%) of the Participant's Final Average Monthly Compensation up to monthly Covered Compensation plus one point six five percent (1.65%) of the Participant's Final Average Monthly Compensation in excess of monthly Covered Compensation multiplied by years of Credited Service up to a maximum of 35 years; or"




         IN WITNESS WHEREOF, Minn-Dak Farmers Cooperative has caused its name to be hereunto subscribed by its President & CEO on this 22nd day of August, 2000.


                                        MINN-DAK FARMERS COOPERATIVE


                                        By:  /s/   Larry D. Steward
                                            ------------------------------------
                                        Its:       President & CEO
                                             -----------------------------------